UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 11, 2012
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2012, Donald J. Massaro, 69, joined Rainmaker Systems, Inc. as President and Chief Executive Officer ("CEO") and a member of the Company's Board of Directors (the "Board"). Mr. Massaro brings more than 30 years of experience, leading technology-based companies and bringing products to market. Most recently, he served as Chief Executive Officer of Sendmail, Inc., a leader in messaging infrastructure, from September 2006 to December 2012. Previously, Mr. Massaro was the President, CEO and founder of Reconnex Inc. from May 2003 to June 2005. From July 2001 to May 2003, he served as President and CEO of Array Networks, Inc. Pursuant to his employment agreement, Mr. Massaro will receive, during the term of his employment, an annual base salary of $295,000, payable bi-weekly beginning April 1, 2013. He will be eligible to earn a discretionary bonus of up to 75% of his base salary in 2013, and 100% in subsequent years. The bonus calculation targets will be established annually by the Board.
Subject to the approval of the Compensation Committee of the Board, in December 2012, Mr. Massaro will receive (i) a grant of 500,000 restricted shares of common stock which shall vest annually over a four year term, (ii) options to purchase 500,000 shares of common stock and (iii) a grant of 250,000 restricted shares of common stock which shall vest on March 31, 2013. Mr. Massaro’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by this reference.
Mr. Massaro was appointed to the Board as a Class I director, with an initial term ending upon the 2013 annual meeting of stockholders. Mr. Massaro was appointed to the Board because of his proven track record of leadership and innovation, as well as his team building and operational capabilities. He also has recently served as a member of the Board for Sendmail, Inc. and Yotta Navigation.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Executive Employment Agreement dated December 11, 2012, between Rainmaker Systems, Inc. and Donald Massaro.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

December 12, 2012	/s/ Timothy Burns
Date	(Signature)
By: Timothy Burns
Title: Chief Financial Officer